UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 30, 2020
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2020, the Board of Directors of AGCO Corporation (the “Company”) elected Wolfgang Kirsch as a member of its Board of Directors, effective April 30, 2020. Also, Mr. Kirsch was appointed to the Company’s Audit and Finance committees. His term will expire at the 2021 Annual Meeting of Stockholders. A press release announcing this election is attached hereto as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Stockholders was held on April 30, 2020. The following matters were voted upon and the results of the voting were as follows:

(1)
To elect ten directors to serve as directors until the Annual Meeting in 2021 or until their successors have been duly elected and qualified. The nominees, Messrs. Armes, Arnold, Benson, Deml, Minnich, Richenhagen and Shaheen and Mses. Barbour, Clark and Srinivasan were elected to the Company’s Board of Directors. The results follow:

Nominee	For	Against	Abstain
Roy V. Armes	64,618,087	1,290,249	54,887
Michael C. Arnold	65,488,502	414,465	60,256
Sondra L. Barbour	65,015,263	891,147	56,813
P. George Benson	61,939,139	3,664,599	359,485
Suzanne P. Clark	63,961,049	1,947,030	55,144
Wolfgang Deml	63,590,879	2,312,877	59,467
George E. Minnich	62,719,726	3,186,626	56,871
Martin H. Richenhagen	60,190,144	5,411,763	361,316
Gerald L. Shaheen	63,584,849	2,294,392	83,982
Mallika Srinivasan	65,109,277	793,560	60,386

In addition to the votes reported above, there were 1,874,849 broker non-votes for this proposal.

(2)	To consider a non-binding advisory resolution relating to the compensation of the Company’s named executive officers. The results follow:

For	Against	Abstain
50,828,813	15,055,273	79,137

In addition to the votes reported above, there were 1,874,849 broker non-votes for this proposal.

(3)	To ratify the appointment of the Company’s independent registered public accounting firm for 2020. The results follow:

For	Against	Abstain
67,197,701	585,659	54,712

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 30, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Andrew H. Beck
Andrew H. Beck Senior Vice President and Chief Financial Officer
Dated: May 1, 2020